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                            SUNAMERICA SERIES TRUST
                          Supplement to the Prospectus
                                Dated May 2, 2005



"DOGS" OF WALL STREET PORTFOLIO. Effective January 1, 2006, under the section titled "ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS RESEARCH PORTFOLIOS," under the heading "Investment Strategy for the "Dogs" of Wall Street Portfolio" the disclosure is deleted in its entirety and replaced with the following:

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received on the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The quarterly selection of the thirty stocks that meet these criteria will take place no later than 15 days after the end of the quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of the assets in each of the stocks that make up its portfolio. Thereafter, when a investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stocks respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio stock selection criteria.

DATE: JANUARY 17, 2006

Versions A, B, Combined Master and Combined Version 1